Exhibit 99.1

MAISON SOLUTIONS Investor Presentation maisonsolutionsinc.com MAY 2024

Forward - Looking Statements This presentation contains forward - looking statements ( within the meaning of such term in Section 27 A of the Securities Act of 1933 , as amended and Section 21 E of the Securities Exchange Act of 1934 , as amended ) about Maison Solutions Inc . (“Maison,” the “Company,” “we,” “us” or “our”) based on management’s current expectations, which are subject to known and unknown uncertainties and risks and relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information . The Company’s actual results could differ materially from those discussed due to several factors, including, among others, our ability to realize the anticipated benefits of the Lee Lee acquisition ; uncertainty of the projected financial information with respect to the Company and Lee Lee ; uncertainty as to our future revenue and profitability ; management of growth ; our ability to raise additional equity and debt financing on favorable terms ; competition ; general economic uncertainties ; our ability to open new stores on a timely basis or at all ; our ability to establish or maintain our center - satellite store network ; our ability to implement our multi - channel initiatives ; our ability to achieve sustained sales and profitable operating margins at new stores ; the availability of financing to pursue our new store openings on satisfactory terms or at all ; our ability to compete effectively with other retailers ; our ability to maintain price competitiveness ; the geographic concentration of our stores ; ongoing economic uncertainty ; our ability to maintain or improve our operating margins ; our history of net losses ; product supply disruptions in the delivery of perishable products ; negative effects to our reputation from real or perceived quality or health issues with our food products ; our ability to protect or maintain our intellectual property ; the failure of our information technology or administrative systems to perform as anticipated ; data security breaches and the release of confidential customer information ; our ability to retain and attract senior management, key employees and qualified store - level employees ; rising costs of providing employee benefits, including increased healthcare costs and pension contributions due to unfunded pension liabilities ; our ability to negotiate any future collective bargaining agreements ; changes to financial accounting standards regarding store leases ; changes in law ; additional indebtedness incurred in the future ; our ability to satisfy our ongoing capital needs and unanticipated cash requirements ; claims made against us resulting in litigation ; increases in commodity prices ; severe weather and other natural disasters in areas in which we have stores ; wartime activities, threats or acts of terror or a widespread regional, national or global health epidemic ; our high level of fixed lease obligations ; impairment of our goodwill ; and other risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, and other filings filed with the Securities and Exchange Commission (SEC) . All forward - looking statements set forth in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or that they will have the expected consequences to or effects on us or our business or operations . Maison Solutions is providing this information as of the date of this presentation and does not undertake any obligation to update any forward - looking statements contained in this presentation as a result of new information, future events or otherwise, except as required by law . Industry and Market Data This presentation also contains market data, estimates and other information concerning our industry from third - party sources, including independent industry publications, surveys and forecasts . We have not independently verified the accuracy or completeness of the information and data obtained from third - party sources and cannot assure you of such data's accuracy or completeness . Such information involves a number of assumptions and limitations, In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described in "Forward - Looking Statements . " These and other factors could cause results to differ materially from those expressed in the estimates and projections made by such third - parties and by us . Neither the Company nor its affiliates are responsible or have any liability for any errors or omissions, regardless of the cause, or the results obtained from the use of such content obtained by third - parties . Trademarks This presentation contains certain registered and unregistered trademarks, service marks, trade names and copyrights of Maison and other companies, which are the property of their respective owners and are used herein for reference purposes only . The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Maison, or an endorsement of sponsorship by or of Maison . Disclaimer 2

Company Overview • 7 operating stores across two states • Fast - growing, U.S. - based specialty grocery retailer offering traditional Asian food and merchandise • Committed to providing Asian fresh produce, meat, seafood, and other daily necessities that cater to traditional Asian - American family values and cultural norms, while also appealing to younger generations and the diverse makeup of communities in which we operate 175 Employee Headcount 3 Stores across AZ 4 Stores across CA $120M - $125M Projected FY2025 Revenues Net Income Positive FY2025 Projection $24.4M Market Capitalization (1) Market Capitalization calculated based on a $1.24 closing share price and 19.69M shares outstanding as of May 14, 2024 (2) Fiscal Year ending April 30, 2025 3 (2) (1) (2)

The Maison Difference VERTICALLY - INTEGRATED SUPPLY STRUCTURE 10 % ownership stake in Dai Cheong Trading Company - importer of food and groceries from Asia . With plans to acquire the remaining 90 % stake, full ownership will allow for wider variety of products and ensure preferred wholesale pricing . COST - EFFICIENT SUPPLY CHAIN Two primary wholesale agents reduce time and cost spent developing relationships with individual vendors . SUPERIOR CUSTOMER PROPOSITION Stringent quality control procedures implemented across the supply chain ensure the freshest products at competitive prices, bolstered by multiple layers of daily store - level, product - specific checks, and reinforced by distributors committed to maintaining high standards . 4

Strategic Business Model Center - Satellite store model combined with revamped mobile apps to provide consistent shopping experience whether online or offline, satisfying the needs of our diverse customer base. Multi - Channel Store Network “3R Foods” (ready - to - cook, ready - to - heat, ready - to - eat) strategy offers a variety of selections at affordable prices; popular among millennial and Gen Z cohorts. Meal Solution Supermarket Leverage technology to integrate AI - driven decision - making, standardized store layouts, and remote management systems to optimize store design, enhance displays, streamline operations, and ensure efficient inventory management. Solutions - Centric Retail Transformation Renovate existing operating stores to enhance the customer experience while exploring acquisition opportunities to further expand the MSS brand across the U.S. Store Network Expansion 5

Multi - Channel Store Network Unique multi - channel model uses our 25,000+ sq - ft warehousing & distribution center store and surrounding satellite stores to fulfill online and in - store orders, creating a full network of penetration and coverage. Allows for quick expansion at lower costs Permits last - mile logistics Each store functions as a grocery store and mini warehouse Achieves quick fulfillment and supply chain coverage Center Store 1. Mall 2. Warehouse 3. Logistics 6 Satellite Stores Satellite Stores Satellite Stores Satellite Stores Satellite Stores

TRUE MULTI - CHANNEL & FULL COVERAGE SHOPPING EXPERIENCE A multi - channel, full - coverage grocery shopping experience to meet needs of all customers * Based on Maison Solutions predictions. * 7 Convenience Store In - Store Pickup Fresh Food Delivery Suburb Coverage Rich Asian Offering

Meal Solutions Supermarket

Growing demand for ready-to-heat, ready-to-cook, and ready-to-eat (3R) products.

Well suited for current lifestyle of younger customers, aligning seamlessly to company target market.

(1) Grand View Research
(2) The New Indian Express
(3) Bluebook

MAISON SOLUTIONS

U.S. READY MEALS

- THE NEXT HOT MARKET IN THE GROCERY INDUSTRY -

4.2%

U.S. MARKET CAGR 2022-2030[1]



$45.1B
$46.5B
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Frozen
Chilled
Canned
Shelf-stable

COMPETITOR RESPONSE TO GROWING DEMAND

NÜTY Foods launched ready-to-eat meals and curries with up to 60-day shelf life in India.[2]

FiveStore Gourmet Foods launched Simply Fresh 2Go prepared meals for school, food service, and retail channels in the U.S.[3]

8

MEAL SOLUTIONS SUPERMARKET Gourmet Dinning In - store dining areas with restaurant - grade Asian gourmet food for dine - in or grab - and - go More Packaged Products More packaged meat, seafood and other fresh produce for customer convenience with solid margin potential Prepared Dishes (3R) Variety of 3R foods to provide convenience to customers, especially Millennials and Gen Z, at attractive prices Satellite Store Offerings 9

SOLUTION - CENTRIC RETAIL TRANSFORMATION • Personal Digital Assistant and Mobile Checkout Devices to give staff mobility while working • Laser Scanners and Tag Printers to enable digital data upload to connected servers for back - end management and analysis Technology Implementation Product - Centric Online Platform Application Cloud - Based Server Connected Data Smart Warehouse & Logistics Technology On April 2021, MSS entered into a Collaboration Agreement and Intellectual Property License Agreement with JD.com to develop a mobile application and other retail solutions to enhance the operational capabilities of Maison Solutions. • Mobile app providing customers with targeted recommendation and calendar of promotional events • Utilize cloud - based servers connect data from all stores together for a holistic view of brand performance • Create synergies between data analysis, & operate a degree retail business with optimized cost efficiency • Leverage data analytics and AI to explore warehousing automation solutions • Opportunity to achieve lean management of storage, production efficiency, & reduced operating costs through automation 10

STORE NETWORK EXPANSION & REVAMP INITIATIVE Organic Strategy Continuing to innovate and renovate existing stores and warehouses; implementing retail technology solutions to enhance the customer experience. Acquiring stores that seamlessly align with the Maison Solutions’ mission and vision to synergistically expand footprint across the United States. Organic Strategy Inorganic Strategy Opening new center and satellite stores to continue broadening our reach across Southern California. MSS Expansion Store Renovation Synergistic Acquisition 11

MSS Expansion Initiative ▪ An affiliate of the Company is on schedule to open a flagship 37,000 square - foot store in Rowland Heights, CA in late 2024; will become one of the largest and most advanced Asian grocery supercenters in California, within a heavily Asian - dense region. The Company intends to enter into a related party transaction with the affiliate to acquire the Rowland Heights store once complete. ▪ Leverage data connection, supply chain and retail technology to continue upgrading multi - channel sales model ▪ Further streamline processes for order management, inventory management, and store digital transformation Renderings of Flagship Store Rowland Heights, CA 12

EL MONTE STORE RENOVATION ▪ Permit received to begin renovation of El Monte, CA store with completion expected in Q3 2024 ▪ Renovation to provide more modern shopping experience for customers ▪ First in a series of planned store upgrades ▪ Leveraging and deploying recently purchased software suite for optimization of store design, layout and shelf displays; software also will be used to monitor shelf performance to better analyze sales and product popularity ▪ Utilizing updated store logo and visual display (VI) set, which will be used by other stores to maintain consistency and improve brand awareness ▪ Updating current SKUs to offer more popular products at competitive pricing ▪ Once upgraded, El Monte will serve as a warehouse store, providing discounts for large/bulk purchases ▪ Newly deployed supply chain management system will enhance efficiency in warehouse management and store sales Case Study – Store Renovation 13

Established Profitable Stores Rapidly Growing Asian Population Synergy with the MSS Brand & Vision Loyal Brand and Customer Base M&A Opportunities 14

Case Study – Synergistic Acquisition

MAISON SOLUTIONS

Arizona Acquisition Details

- Maison Solutions acquired Lee Lee Oriental Supermart, Inc., a three-store supermarket chain operating as Lee Lee International Supermarkets, for an aggregate $22.2 million on April 8, 2024.
- The three acquired stores effectively doubles the size of the Company and expands its operational reach beyond California into the growing Arizona markets across the greater Phoenix and Tucson metro areas.

$76M+ Annual Revenue Added

- ✓ Continued Operations Under Store Name
- ✓ Established Brand in the AZ area
- ✓ Loyal Customer Base
- ✓ Maintained Management and Staff
- ✓ Enhanced Store Operations

3
Operating Stores

2x
Current MSS Revenue

3 Years
Consecutive Profitability

15

▪ Large and growing U.S. Asian - American communities with significant marketplace opportunities ▪ Multi - channel store network to better serve local communities and neighborhoods ▪ Vertically - integrated/cost - efficient supply chain structure ▪ Planned expansion through new store openings and acquisitions ▪ Online app development to better target and attract wider variety of customers ▪ Solutions - centric platform for enhancing digital retail transformation INVESTMENT HIGHLIGHTS 16

FINANCIAL HIGHLIGHTS $13.6M Q3 ’24 Revenue $9.4M Cash as of 1/31/24 $120M - $125M Projected FY 2025 Revenues (2) 23.4% Q3 ’24 Gross Margin $55.3M TTM Revenue (1) (1) Unaudited financials as of January 31, 2024 (2) Management estimated projection as of January 31, 2024 (3) Class A shares outstanding at January 31, 2024 17,450,476 Class A Shares Outstanding (3) Net Income Positive Projection for FY 2025 (2) $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 FY April 2021 FY April 2022 FY April 2023 FY April 2024 (Projection) FY April 2025 (Projection) Revenue Growth (FY April 2021 – 2025) $120,000 - $125,000 *Numbers in Thousands $41,195 $41,984 $55,399 (2) 17 $51,000 - $52,000 (2) (1) (1)

MANAGEMENT TEAM John Xu President Chief Executive Officer Alexandria Lopez Chief Financial Officer Chris Zhang Vice President - Corporate Development & Strategy • Former Director and President of J&C International Group LLC and Ideal City Realty, LLC • Awarded “Outstanding 50 Asian Americans in Business Award” and “World Outstanding Chinese Award” • Former Vice President and CFO of J&C International Group LLC • 10+ years of experience in finance, accounting, business management, and human resources • Specialized in organizational transformation and strategic buisness development at CAPCO • Significant experience in asset optmization for multi - national banks and top financial institutions

Make Buying Fresh Groceries as Easy as Breathing Air maisonsolutionsinc.com Investor Relations Gateway Group, Inc. MSS@gateway - grp.com 127 N Garfield Ave. Monterey Park, CA 91754